UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): July 7, 2010
Regal-Beloit Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 State Street, Beloit, Wisconsin 53511-6254
(Address of principal executive offices, including Zip code)
(608) 364-8800
(Registrant’s telephone number)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers.
     On July 7, 2010, Regal Beloit Corporation (the “Company”) announced the departure of Paul J. Jones as Vice President, General Counsel and Secretary of the Company effective on July 24, 2010.

Item 9.01.	Financial Statements and Exhibits
     (a) Not Applicable
     (b) Not Applicable
     (c) Not Applicable
     (d) Exhibits: The following exhibit is being filed herewith:
          (99) Press Release of Regal Beloit Corporation dated July 7, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION
Date: July 7, 2010	By:	/s/ Mark J. Gliebe
Mark J. Gliebe
President and Chief Operating Officer

REGAL BELOIT CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit
Number	Description
(99)	Press Release of Regal Beloit Corporation dated July 7, 2010.

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